COMMITMENTS AND CONTINGENT LIABILITIES	6 Months Ended
Jun. 30, 2021
Commitments and Contingencies Disclosure [Abstract]
COMMITMENTS AND CONTINGENT LIABILITIES
NOTE 3:	COMMITMENTS AND CONTINGENT LIABILITIES

a.	Lease commitments:

During the first half of 2020, the Company’s facilities in Israel were leased under non-obligating lease contract on a monthly basis. The monthly rental charge ranged from $ 10 to $ 15. Due to the COVID 19 pandemic the Company terminated the Israeli lease contract and since the second half of 2020, the Company’s employees work remotely.

b.	Royalty commitments:

The Company is committed to pay royalties to Israel Innovation Authority ("IIA"), formerly known as the Office of the Chief Scientist, of the Ministry of Industry, Trade and Labor of the Government of Israel on proceeds from sales of products resulting from the research and development projects in which the IIA participated. In the event that development of a specific product in which the IIA participated is successful, the Company will be obligated to repay the gzrants through royalty payments at the rate of 3% to 5% based on the sales of the Company, up to 100%-150% of the grants received linked to the dollar. Grants received after January 1999 are subject to interest at a rate equal to the 12 months LIBOR rate. The obligation to pay these royalties is contingent upon actual sales of the products and, in the absence of such sales, no payment is required.

As of June 30, 2021, the Company had a contingent liability to pay royalties in the amount of approximately $ 8,129 plus interest for grants received after January 1999.

The Company has paid or accrued royalties in its cost of revenues relating to the repayment of such IIA grants in the amount of $ 17 and $ 20 for the six months ended June 30, 2021 and 2020, respectively.

c.	Claims and demands:

1.	Claims related to discontinued operations:

The Company is a party to various tax claims that arose in TABS Brazil a subsidiary which was discontinued in 2009. During 2019, the Company reassessed the likelihood of those tax claims and based on its legal advisors' opinion it concluded that they have become remote.

In August 2007, the Company’s Brazilian subsidiary, TABS Brazil, was ordered by the Labor Law Court in Brazil to pay approximately $32 to one of its former employees. This amount which bears a 1% interest rate per month from the date that the claim was filed, accumulating to $95 as of June 30, 2021, was recorded within discontinued operations.

2.
During February 2020, a legal action was filed against the Company’s US subsidiary in the New York Supreme Court in the amount of $32. The plaintiff has alleged that the Company has not paid certain alleged outstanding bills. If the plaintiff insists on continuing the litigation, the Company will seek to dismiss the lawsuit base on the lack of service process. According to the Company’s legal advisors there is a good basis for such a motion to be granted.

3.
On June 28, 2021, following the announcement of the Merger Agreement with SharpLink, the Company learned of a complaint by a purported shareholder of the Company that was filed in the Supreme Court of the State of New York against the

4.
Company and its directors (the “Complaint”). The Complaint alleges that the intrinsic value of the Company is in excess of the amount the Company’s shareholders will receive in connection with the Merger and that the proxy statement submitted by the Company in connection with the proposed Merger omits material information as set forth in the Complaint. The Complaint has not been served on the defendants but, based on a cursory review, the Company and its legal counsel believe that the claims asserted in the Complaint are without merit and the Company plans to vigorously defend against them.